EXHIBIT 6
                                                                     ---------

                                 CERTIFICATION

         CERTIFICATION REQUIRED BY RULE 13A-14(B) AND SECTION 1350 OF
               CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the report of Western Oil Sands Inc. (the "Company") on the Form 40-F for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 28th day of March, 2006.



/s/ James C. Houck
--------------------------------------
James C. Houck
President and Chief Executive Officer (Principal Executive Officer), Western Oil Sands Inc.